SCUDDER
                                                                     INVESTMENTS

Scudder Cash Investment Trust

Supplement to the currently effective prospectus
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The following replaces similar information in the fund's prospectus under the heading "The Fund's Main Investment Strategy":

o The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

     - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

     - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

     - are unrated, but are determined to be of comparable quality by the advisor; or

     - have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.



               Please Retain This Supplement for Future Reference

July 6, 2005